UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 17, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Information.
     On February 17, 2006, Morton Towers Apartments, L.P. (“Seller”), entered into and closed a purchase and sale agreement (the “Agreement”) with MCZ/Centrum Florida XVI, L.L.C. (“Buyer”), with respect to the sale of a portion of the buildings and other improvements (collectively, the “Improvements”) on Seller’s Flamingo South Beach property (the “Property”), located in Miami Beach, Florida. Seller is a 99.1% owned subsidiary of Aimco Properties, L.P., the operating partnership of Apartment Investment and Management Company.
     Under the Agreement, Buyer paid a total of $163.5 million for the portion of the Improvements commonly known as the South Tower comprising 562 residential units and an assignment of Seller’s rights to the lease for the marinas. The transfer of the South Tower was accomplished by assignment of limited liability company interests in a wholly owned subsidiary of Seller that held title to the South Tower. The Agreement also makes certain arrangements with respect to the health club. The Agreement grants Seller a $19.8 million profit participation interest in Buyer’s proposed condominium conversion after certain development fees and certain returns on Buyer’s equity have been achieved, plus twenty percent of Buyer’s net profits thereafter.
     In exchange for a non-refundable option payment of $5 million that was paid at the closing of the South Tower transaction, the Agreement grants Buyer an option to purchase the portion of Improvements commonly known as the North Tower comprising 614 residential units at a purchase price of $169 million and an option to purchase the portion of Improvements commonly known as the Center Tower comprising 513 residential units (along with the remainder of the Improvements and the Property not included in either the South Tower or North Tower parcels) at a purchase price of $267.5 million. The option payment will not be credited against the purchase price of any tower. Buyer may exercise the option to purchase the North Tower between September 1, 2006 and February 28, 2007, although Buyer may extend the North Tower option period for up to an aggregate of six months under certain conditions. Buyer may exercise the option to purchase the Center Tower between December 1, 2007 and May 31, 2008, although Buyer may extend the Center Tower option period for up to four months under certain conditions and provided that Buyer has previously exercised its option and closed the purchase of the North Tower.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: February 17, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Tom Herzog
Tom Herzog
Executive Vice President and Chief Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: February 17, 2006

AIMCO PROPERTIES, L.P. By: AIMCO-GP, INC., Its General Partner
By:	/s/ Tom Herzog
Tom Herzog
Executive Vice President and Chief Financial Officer